                                                                SUB-ITEM 77Q1(E)

                                    AMENDMENT
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment effective as of January 1, 2010, amends the Master Intergroup Sub-Advisory Contracts for Mutual Funds (the "Contracts"), dated May 1, 2008,between Invesco Aim Advisors, Inc., (the "Adviser"), on behalf of each registered investment company set forth on Exhibit A to this Amendment (each individually referred to as "Trust", or collectively, "Trusts"), and their series portfolios (the "Funds"), and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

     WHEREAS, at the close of business on December 31, 2009, Invesco Aim Advisors, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc., and subsequently Invesco Institutional (N.A.), Inc. was renamed Invesco Advisers, Inc.;

     WHEREAS, Invesco Advisers, Inc., as successor to Invesco Aim Advisors, Inc. by merger, assumes all of Invesco Aim Advisors, Inc.'s rights, duties and obligations under its Contracts with each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc.;

     WHEREAS, because Invesco Global Asset Management (N.A), Inc. has merged into Invesco Advisers, Inc., the Contracts between Invesco Advisers, Inc.(as successor to Invesco Aim Advisors, Inc. by merger) and Invesco Global Asset Management (N.A.), Inc., in its capacity as a Sub-Adviser, need to be terminated and the parties desire to terminate the same;

     WHEREAS, because Invesco Institutional (N.A.), Inc. has changed its name to Invesco Advisers, Inc. and has become the adviser to the Funds, there is no longer a need for a sub-advisory contract with Invesco Institutional (N.A.), Inc. and the parties desire to terminate the same;

     NOW, THEREFORE, the parties agree as follows:

1. It is acknowledged and agreed that, as of January 1, 2010, Invesco Advisers, Inc. (as successor to Invesco Aim Advisors, Inc. by merger) shall assume all of Invesco Aim Advisors, Inc.'s rights, duties and obligations as its own and shall be bound by the terms of such Contracts with each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd.,

Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc..

2. The Contracts between Invesco Advisers, Inc. (as successor to Invesco Aim Advisors, Inc. by merger) and Invesco Global Asset Management (N.A.), Inc., in its capacity as a Sub-Adviser, are terminated as of January 1, 2010.

3. The Contracts between Invesco Advisers, Inc. (as successor to Invesco Aim Advisors, Inc. by merger) and Invesco Institutional (N.A.), Inc., in its capacity as a Sub-Adviser, are terminated as of January 1, 2010;

All other terms and provisions of the Contracts not amended shall remain in full force and effect.

Dated: January 1, 2010

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.,
                                        AS SUCCESSOR BY MERGER TO INVESCO AIM
                                        ADVISORS, INC.
                                        ADVISER


                                        BY: /S/ JOHN M. ZERR
                                            ------------------------------------
                                        NAME: JOHN M. ZERR
                                        TITLE: SENIOR VICE PRESIDENT

                                        INVESCO TRIMARK LTD.

                                        SUB-ADVISER


                                        BY: /S/ ERIC ADELSON
                                            ------------------------------------
                                        NAME: ERIC ADELSON
                                        TITLE: SENIOR VICE PRESIDENT, LEGAL
                                               SECRETARY


                                        BY: /S/ HARSH DAMANI
                                            ------------------------------------
                                        NAME: HARSH DAMANI
                                        TITLE: SENIOR VICE PRESIDENT, FINANCE

                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Adviser


                                        By: /s/ Karl George Bayer
                                            ------------------------------------
                                        Name: Karl George Bayer
                                        Title: Managing Director


                                        By: /s/ Jens Langewand
                                            ------------------------------------
                                        Name: Jens Langewand
                                        Title: Managing Director

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran
                                            ------------------------------------
                                        Name: Michelle Moran
                                        Title: Head of Legal for UK & Ireland

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakasu Hasegawa
                                        Title: Managing Director

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Mark Yesberg
                                            ------------------------------------
                                        Name: Mark Yesberg
                                        Title: Head of Product & Management


                                        By: /s/ Ian Coltman
                                            ------------------------------------
                                        Name: Ian Coltman
                                        Title: Head of Legal

                                        INVESCO ADVISERS, INC.,
                                        AS SUCCESSOR BY MERGER TO INVESCO GLOBAL
                                        ASSET MANAGEMENT (N.A.), INC.
                                        SUB-ADVISER


                                        BY: /S/ JOHN M. ZERR
                                            ------------------------------------
                                        NAME: JOHN M. ZERR
                                        TITLE: SENIOR VICE PRESIDENT

                                        INVESCO ADVISERS, INC.,
                                        FORMERLY INVESCO INSTITUTIONAL (N.A.),
                                        INC.
                                        SUB-ADVISER


                                        BY: /S/ JOHN M. ZERR
                                            ------------------------------------
                                        NAME: JOHN M. ZERR
                                        TITLE: SENIOR VICE PRESIDENT

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong
                                            ------------------------------------
                                        Name: Anna Tong
                                        Title: Director


                                        By: /s/ Gracie Liu
                                            ------------------------------------
                                        Name: Gracie Liu
                                        Title: Director

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey Kuper
                                            ------------------------------------
                                        Name: Jeffrey Kuper
                                        Title: Secretary & General Counsel

                                    EXHIBIT A
                                       TO
              AMENDMENT TO MASTER INTERGROUP SUB-ADVISORY CONTRACT

TRUST                             AMENDMENT NUMBER
-----                             ----------------
AIM Counselor Series Trust                2
AIM Equity Funds                          2
AIM Funds Group                           1
AIM Growth Series                         2
AIM Investment Funds                      2
AIM International Mutual Funds            1
AIM Investment Securities Funds           1
AIM Sector Funds                          1
AIM Tax-Exempt Funds                      1
AIM Treasurer's Series Trust              1
AIM Variable Insurance Funds              2
Short-Term Investments Trust              1